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                                                                    EXHIBIT 99.4

                                                                  EXECUTION COPY

                  VOTING AGREEMENT, dated as of July 19, 2000 (this "Agreement"), between Ziff-Davis Inc., a Delaware corporation ("Z-D") and Shelby Bonnie ("CNET Stockholder") the holder of a certain percentage of the issued and outstanding shares of CNET Common Stock.

                                    RECITALS

                  CNET Networks, Inc., a Delaware corporation ("CNET"), Z-D, and TD Merger Sub, Inc., a Delaware corporation that is a direct wholly owned subsidiary of CNET ("Merger Sub"), propose to enter into an Agreement and Plan of Merger, dated as of July 19, 2000 (the "Merger Agreement"; capitalized terms used without definition herein having the meanings assigned to them in the Merger Agreement), pursuant to which Merger Sub would be merged (the "Merger") with and into Z-D.

                  As a condition of its entering into the Merger Agreement, Z-D has requested that CNET Stockholder agree, and CNET Stockholder has agreed, to enter into this Agreement.

                  As of the date hereof, CNET Stockholder is the record and beneficial owner of 10,068,544 shares of CNET Common Stock (the "Existing Shares" and, together with any shares of CNET Common Stock or other voting capital stock of CNET acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, CNET Stockholder's "Shares"), representing in the aggregate 11.2% of the aggregate issued and outstanding shares of CNET Common Stock.

                  Prior to the date hereof, Z-D and CNET Stockholder had no agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of the Shares.

                  In consideration for the agreements contained herein, prior to the date hereof the board of directors of CNET has approved the agreement of CNET Stockholder to vote as provided in this Agreement.

                                    ARTICLE I

                                     VOTING

                  1.1 Agreement to Vote. CNET Stockholder hereby agrees during the term of this Agreement that it shall, and shall cause the holder of record on any applicable record date to, at the request of Z-D, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of CNET, however called, or in connection with any written consent of the holders of CNET Common Stock, (a) if a meeting is held, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or


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by proxy, all Shares, and any other voting securities of CNET (whether acquired heretofore or hereafter) that are beneficially owned or held of record by CNET Stockholder or as to which CNET Stockholder has, directly or indirectly, the right to vote or direct the voting (collectively, the "Subject Shares"), in favor of the approval and adoption of the Merger Agreement, the Merger and the transactions contemplated thereby. CNET Stockholder further agrees to use his reasonable good faith efforts to cause the shareholders of CNET to approve the Merger and the transactions and matters contemplated in connection therewith and to not, directly or indirectly, solicit or encourage any offer from any party concerning the possible disposition of all or any substantial portion of CNET's business, assets or capital stock. In the event CNET's board of directors does not call a meeting of CNET's stockholders to approve the Merger and the transactions and matters contemplated in connection therewith, CNET Stockholder agrees to take all action permitted under the certificate of incorporation and bylaws of CNET and under Delaware law necessary to call a meeting of CNET's stockholders to approve the Merger and the transactions and matters contemplated in connection therewith.

                  1.2 Proxy. CNET Stockholder hereby agrees to grant to Z-D a proxy to vote the Subject Shares as indicated in Section 1.1 above if CNET Stockholder fails for any reason to vote the Subject Shares in accordance with
Section 1.1. CNET Stockholder agrees that such a proxy would be irrevocable and would be coupled with an interest and will take such further action or execute such other instruments as may be necessary or desirable to effectuate the intent of such a proxy and hereby revokes any proxy previously granted by him with respect to the Subject Shares.

                  1.3 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Z-D any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to CNET Stockholder, and Z-D shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of CNET or exercise any power or authority to direct CNET Stockholder in the voting of any of the Subject Shares, except as otherwise provided herein, or in the performance of CNET Stockholder's duties or responsibilities as a stockholder of CNET.

                  1.4 No Inconsistent Agreements. CNET Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, CNET Stockholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Shares, in either case, which is inconsistent with CNET Stockholder's obligations pursuant to this Agreement.


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                                   ARTICLE II

                        REPRESENTATIONS AND WARRANTIES OF
                                CNET STOCKHOLDER

       CNET Stockholder hereby represents and warrants to Z-D as follows:

                  2.1 Validity of Agreement. CNET Stockholder has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of CNET Stockholder, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  2.2 Shares. The Existing Shares are, and all of CNET Stockholder's Shares from the date hereof through and on the Closing Date have been and will be, owned beneficially and of record by CNET Stockholder (subject to any dispositions of Shares permitted by Section 4.1(a) hereof). As of the date hereof, the Existing Shares constitute all of the Shares owned of record or beneficially by CNET Stockholder. CNET Stockholder has or will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares and with respect to all of the Shares on the Closing Date, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

                  2.3 No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by CNET Stockholder and the consummation by CNET Stockholder of the transactions contemplated hereby (other than (i) filings under the DGCL required to effect the Merger, (ii) the filing of a pre-merger notification and report form by CNET under the HSR, (iii) the filing of the Form S-4 and the Joint Proxy Statement/Prospectus by CNET and Z-D in connection with the Merger, or (iv) as otherwise contemplated by the Merger Agreement) and neither the execution and delivery of this Agreement by CNET Stockholder nor the consummation by CNET Stockholder of the transactions contemplated hereby nor compliance by CNET Stockholder with any of the provisions hereof shall conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which CNET Stockholder is a party or by which CNET Stockholder's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to CNET Stockholder or any of CNET Stockholder's properties or assets.


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                  2.4 No Liens. The Existing Shares are held by CNET
Stockholder, or by a nominee or custodian for the exclusive benefit of CNET Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any encumbrances arising hereunder and agreements existing prior to the date hereof between CNET Stockholder and CNET, as the same may be amended pursuant to this Agreement.

                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF Z-D

                  3.1 Representations and Warranties of Z-D. Z-D represents and warrants to CNET Stockholder as follows:

                  3.2 Power: Binding Agreement. Z-D has full corporate power and authority to execute and deliver this Agreement and to perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Z-D and constitutes a valid and binding agreement of Z-D, enforceable against Z-D in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and
(ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  3.3 No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Z-D and the consummation by Z-D of the transactions contemplated hereby and neither the execution and delivery of this Agreement by Z-D nor the consummation by Z-D of the transactions contemplated hereby nor compliance by Z-D with any of the provisions hereof shall conflict with or result in any breach of any organizational documents applicable to Z-D, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Z-D is a party or by which Z-D's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Z-D or any of Z-D's properties or assets.


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                                   ARTICLE IV

                                 OTHER COVENANTS

                  4.1 Further Agreements of CNET Stockholder.

                      (a) CNET Stockholder hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to sell, transfer, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer") or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with CNET or enter into any contract, option or other arrangement or understanding with respect to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Existing Shares, any Shares acquired after the date hereof, any securities exercisable for or convertible into CNET Common Stock, any other capital stock of CNET or any interest in any of the foregoing with any Person, except to a Person who agrees in writing, in an instrument reasonably acceptable to Z-D, to be bound by this Agreement as a Stockholder and be subject to Section 1.1.

                      (b) In the event of a stock dividend or distribution, or any change in CNET Common Stock by reason of any stock dividend or distribution, or any change in CNET Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

                                    ARTICLE V

                                  MISCELLANEOUS

                  5.1 Termination. This Agreement shall terminate and no party shall have any rights or duties hereunder upon the earlier of (a) the Effective Time or (b) termination of the Merger Agreement pursuant to Section 7.1 thereof. Nothing in this Section 5.1 shall relieve or otherwise limit any party of liability for breach of this Agreement. Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto or any of its directors, officers, partners, members, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party's material breach of this Agreement; and provided further that nothing in this Section 5.1 shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Merger Agreement.

                  5.2 Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional


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documents and take all such further action as may be necessary or appropriate to consummate the transactions contemplated by this Agreement.

                  5.3 Noninterference. CNET Stockholder hereby agrees and covenants that it shall not, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing or disabling CNET Stockholder from performing its obligations under this Agreement.

                  5.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy or facsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the tenth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

                           (a)      if to CNET Stockholder to:

                                    c/o CNET Networks, Inc.
                                    150 Chestnut Street
                                    San Francisco, California 94111
                                    Fax: (415) 395-9205
                                    Attention: Chief Executive Officer

                                    with a copy to:

                                    Simpson Thacher & Bartlett
                                    3373 Hillview Avenue
                                    Suite 250
                                    Palo Alto, California 94304
                                    Attention: Daniel Clivner, Esq.
                                    Fax: (650) 251-5002

                           (b)      if to Z-D to:

                                    Ziff-Davis Inc.
                                    28 East 28th Street
                                    New York, New York 10016
                                    Fax: (212) 503-4599
                                    Attention: Chief Executive Officer


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                                    with a copy to:

                                    Sullivan & Cromwell
                                    125 Broad Street
                                    New York, New York 10004-2498
                                    Fax: (212) 558-3588
                                    Attention: Alan Sinsheimer, Esq.

                  5.5 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

                  5.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

                  5.7 Submission to Jurisdiction; Waivers. Each of CNET Stockholder and Z-D irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and each of Z-D and CNET Stockholder hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of CNET Stockholder and Z-D hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts and (d) any right to a trial by jury.

                  5.8 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                  5.9 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity, including without limitation injunctive relief.


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                  5.10 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                [Remainder of this page intentionally left blank]


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                  IN WITNESS WHEREOF, CNET Stockholder has duly signed this
Agreement and Z-D has caused this Agreement to be signed by an officer or other authorized person of Z-D thereunto duly authorized as of the date first written above.


                                        ZIFF-DAVIS INC.


                                        By: /s/ Eric Hippeau
                                           -----------------------
                                           Name:  Eric Hippeau
                                           Title: Chairman and CEO



                                        /s/ Shelby Bonnie
                                        --------------------------
                                        Shelby Bonnie